Exhibit 99.1

Pennsylvania Real Estate Investment Trust ®

Supplemental Financial and Operating Information

Quarter Ended March 31, 2013

www.preit.com

NYSE: PEI

NYSE: PEIPRA, PEIPRB

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

March 31, 2013

Table of Contents

Introduction
Company Information	1
Press Release Announcements	2
Market Capitalization and Capital Resources	3

Operating Results
Statement of Operations-Proportionate Consolidation Method-Quarters Ended March 31, 2013 and March 31, 2012	4
Statement of Net Operating Income-Quarters Ended March 31, 2013 and March 31, 2012	5
Computation of Earnings Per Share	6
Funds From Operations and Funds Available for Distribution-Quarters Ended March 31, 2013 and March 31, 2012	7

Operating Statistics
Leasing Activity Summary	8
Summarized Sales and Rent Per Square Foot and Occupancy Percentages	9
Mall Occupancy Percentage and Sales Per Square Foot	10
Strip and Power Center Occupancy Percentages	11
Top Twenty Tenants	12
Lease Expirations	13
Property Information	14
Department Store Lease Expirations	16

Balance Sheet
Condensed Balance Sheet-Proportionate Consolidation Method	18
Investment in Real Estate	19
Capital Expenditures	21
Debt Analysis	22
Debt Schedule	23
Selected Debt Ratios	24
Definitions	25

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views, achievements or results, about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, PREIT’s business might be materially and adversely affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: PREIT’s substantial debt and stated value of preferred shares and our high leverage ratio; constraining leverage, interest and tangible net worth covenants under the 2010 Credit Facility; potential losses on impairment of certain long-lived assets, such as real estate, or intangible assets, such as goodwill; potential losses on impairment of assets that we might be required to record in connection with any dispositions of assets; recent changes to our corporate management team and any resulting modifications to our business strategies; PREIT’s ability to refinance its existing indebtedness when it matures, on favorable terms or at all; PREIT’s ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties or interests in properties, or through other actions; PREIT’s short- and long-term liquidity position; current economic conditions and their effect on employment and consumer confidence and spending, and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions and on our cash flows, and the value and potential impairment of our properties; the current economic conditions and their effect on employment, consumer confidence and spending and the corresponding effects on tenant business, performance, prospects, solvency and leasing decisions on our cash flows; general economic, financial and political conditions, including credit and capital market conditions, changes in interest rates or unemployment; changes in the retail industry, including consolidation and store closings, particularly among anchor tenants; the effects of online shopping and other uses of technology on our retail tenants; our ability to maintain and increase property occupancy, sales and rental rates, in light of the relatively high number of leases that have expired or are expiring in the next two years; increases in operating costs that cannot be passed on to tenants; risks relating to development and redevelopment activities; concentration of our properties in the Mid-Atlantic region; changes in local market conditions such as the supply of or demand for retail space, or other competitive factors; potential dilution from any capital raising transactions; possible environmental liabilities; our ability to obtain insurance at a reasonable costs; and existence of complex regulations, including those relating to our status as a REIT, and the adverse consequences if we were to fail as a REIT. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth in press releases or other disclosures, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K for the year ended December 31, 2012. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. The Company currently owns interests in 46 retail properties, 42 of which are operating retail properties, three are development properties, and one property is classified as held for sale. The 42 operating retail properties have a total of 30.7 million square feet and include 36 enclosed malls and six strip and power centers. The operating properties are located in 12 states in the eastern half of the United States, primarily in the Mid-Atlantic region. PREIT is headquartered in Philadelphia, Pennsylvania.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Heather Crowell, Vice President of Corporate Communications

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: crowellh@preit.com

Research Coverage

Company	Analyst	Phone Number
Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640

Barclays Capital	Ross Smotrich	(212) 526-2306

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981

Discern	David Wiggington	(646) 862-4177

Evercore Partners	Ben Yang	(415) 229-8070

Green Street Advisors	Cedrik Lachance	(949) 640-8780
	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Molly McCartin	(212) 622-6615

Sidoti & Company, LLC	Jeffrey Lau	(212) 453-7029

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

February 21, 2013 - PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.18 per common share, $0.515625 per share dividend for Series A preferred shares, and $0.327778 per share dividend for Series B preferred shares.

January 17, 2013 - PREIT announced the tax status of its distributions per share paid during 2012.

Acquisitions, dispositions, development and redevelopment activities:

April 17, 2013 - PREIT announced it completed the acquisition of 907 Market Street.

February 22, 2013 - PREIT announced that Main Line Health will open an ambulatory health care facility at Exton Square Mall in Exton, Pennsylvania.

February 12, 2013 - PREIT announced it has completed the sale of Orlando Fashion Square in Orlando, Florida.

January 14, 2013 - PREIT announced it has completed the sale of Paxton Towne Centre, a power center located in Harrisburg, Pennsylvania.

January 10, 2013 - PREIT announced it has completed the sale of Phillipsburg Mall in Phillipsburg, New Jersey.

Financing activities:

April 18, 2013 - PREIT announced it has entered into a new Credit Agreement.

March 11, 2013 - PREIT announced it has completed the refinancing of Dartmouth Mall in Dartmouth, Massachusettes and paid off the mortgage loan balance on Moorestown Mall in Moorestown, New Jersey.

February 14, 2013 - PREIT announced it has completed the refinancing of Viewmont Mall, Francis Scott Key Mall and Lycoming Mall.

Other activities:

March 20, 2013 - PREIT scheduled its First Quarter earnings call for Tuesday, April 23, 2013.

March 4, 2013 - PREIT announced it will present at the Citi 2013 Global Property CEO Conference in Hollywood, Florida on March 6, 2013.

February 25, 2013 - PREIT reported its Fourth Quarter 2012 results.

January 15, 2013 - PREIT scheduled its Fourth Quarter earnings call for Tuesday, February 26, 2013.

NOTE: The press release announcements are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

(in thousands, except per share amounts)

	Quarter Ended March 31,		Year Ended December 31,
	2013	2012	2012	2011
TRADING INFORMATION
Common Shares
High Price per share	$19.86	$15.74	$17.90	$17.34
Low Price per share	$17.77	$10.49	$10.49	$6.50
Closing Share Price (at the end of period)	$19.39	$15.27	$17.64	$10.44

Series A Preferred Shares
High Price per share	$27.55	$—	$27.33	$—
Low Price per share	$25.76	$—	$24.95	$—
Closing Share Price (at the end of period)	$26.57	$—	$26.28	$—

Series B Preferred Shares
High Price per share	$26.40	$—	$25.54	$—
Low Price per share	$25.16	$—	$24.51	$—
Closing Share Price (at the end of period)	$25.69	$—	$25.27	$—

MARKET CAPITALIZATION
EQUITY CAPITALIZATION
Common Shares Outstanding	56,506	55,531	56,331	55,677
OP Units Outstanding	2,261	2,309	2,301	2,329

Total Common Shares and OP Units Outstanding	58,767	57,840	58,632	58,006

Equity Market Capitalization—Common Shares and OP Units	$1,139,496	$883,215	$1,034,273	$605,581
Series A Preferred Shares, Nominal Value	115,000	—	115,000	—
Series B Preferred Shares, Nominal Value	86,250	—	86,250	—

Total Equity Market Capitalization	$1,340,746	$883,215	$1,235,523	$605,581

DEBT CAPITALIZATION (1)
Secured Debt Balance (2)(3)	$2,037,720	$2,225,189	$2,101,769	$2,230,645
Unsecured Debt Balance (4)	—	136,900	—	136,900

Debt Capitalization	2,037,720	2,362,089	2,101,769	2,367,545

TOTAL MARKET CAPITALIZATION	$3,378,466	$3,245,304	$3,337,292	$2,973,126

Equity Capitalization/Total Market Capitalization	39.7%	27.2%	37.0%	20.4%
Debt Capitalization/Total Market Capitalization	60.3%	72.8%	63.0%	79.6%
Unsecured Debt Balance/Total Debt	0.0%	5.8%	0.0%	5.8%

DISTRIBUTIONS PER COMMON SHARE

Ordinary Dividends	(6)	$0.15	$—	$0.37
Capital Gain Distributions (5)	(6)	—	—	0.01
Non-Dividend Distributions	(6)	—	0.63	0.22

Distributions per common share	$0.18	$0.15	$0.63	$0.60

Annualized Dividend Yield (7)	3.7%	3.9%	3.6%	5.7%

CAPITAL RESOURCES

Cash and Cash Equivalents	$38,821	$36,205	$38,873	$27,481

Revolving Facility	250,000	250,000	250,000	250,000
Amount Outstanding	(60,000)	(55,000)	—	(95,000)
Letters of Credit	—	—	—	—

Available Revolving Facility (8)	190,000	195,000	250,000	155,000

TOTAL	$228,821	$231,205	$288,873	$182,481

Shelf Registration	$798,750	$1,000,000	$798,750	$1,000,000

(1)	Amounts exclude debt discount on our Exchangeable Notes and debt premium on mortgage loans.

(2)

The secured debt balance includes $97,500 in Term Loans outstanding as of March 31, 2013, $182,000 outstanding as of December 31, 2012 and March 31, 2012, and $240,000 outstanding as of December 31, 2011.

(3)	The secured debt balance includes Revolving Facility balances of $60,000 as of March 31, 2013, $55,000 as of March 31, 2012 and $95,000 as of December 31, 2011.

(4)	The unsecured debt balance includes Exchangeable Notes of $136,900 as of March 31, 2012 and December 31, 2011.

(5)	Includes $.004 of unrecaptured Section 1250 gain as of December 31, 2011.

(6)	Tax status of 2013 dividend payments will be available in January 2014.

(7)	Based on closing share price at the end of the period.

(8)	The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed. On April 17, 2013, the Company entered into the 2013 Revolving Facility.

Pennsylvania Real Estate Investment Trust

Statement of Operations - Quarters Ended March 31, 2013 and March 31, 2012

Proportionate Consolidation Method

(in thousands)

	Quarter Ended March 31, 2013				Quarter Ended March 31, 2012
	Continuing Operations				Continuing Operations
	GAAP	PREIT’s share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	PREIT’s share of unconsolidated partnerships(1)	Discontinued operations	Total
REVENUE:
Base rent	$69,610	$6,788	$2,140	$78,538	$66,751	$6,443	$5,289	$78,483
Expense reimbursements	31,106	2,893	486	34,485	30,703	2,751	1,324	34,778
Percentage rent	992	41	16	1,049	896	36	22	954
Lease termination revenue	153	—	—	153	651	61	—	712
Other real estate revenue	3,235	313	104	3,652	3,054	319	166	3,539

Total real estate revenue	105,096	10,035	2,746	117,877	102,055	9,610	6,801	118,466
Other income	888	—	—	888	762	—	—	762

Total revenue	105,984	10,035	2,746	118,765	102,817	9,610	6,801	119,228

EXPENSES:
Operating expenses:
CAM and real estate taxes	(35,444)	(2,228)	(1,085)	(38,757)	(33,576)	(2,201)	(2,633)	(38,410)
Utilities	(5,119)	(167)	(21)	(5,307)	(5,237)	(165)	(53)	(5,455)
Other operating expenses	(4,295)	(592)	(338)	(5,225)	(4,359)	(581)	(538)	(5,478)

Total operating expenses	(44,858)	(2,987)	(1,444)	(49,289)	(43,172)	(2,947)	(3,224)	(49,343)

Depreciation and amortization	(33,982)	(1,829)	—	(35,811)	(31,971)	(1,851)	(1,748)	(35,570)
Other expenses:
General and administrative expenses	(8,856)	—	—	(8,856)	(9,885)	—	—	(9,885)
Provision for employee separation expense	(1,279)	—	—	(1,279)	—	—	—	—
Project costs and other expenses	(202)	—	—	(202)	(358)	—	—	(358)

Total other expenses	(10,337)	—	—	(10,337)	(10,243)	—	—	(10,243)

Interest expense, net (2)	(27,337)	(2,767)	(671)	(30,775)	(30,719)	(2,819)	(950)	(34,488)

Total expenses	(116,514)	(7,583)	(2,115)	(126,212)	(116,105)	(7,617)	(5,922)	(129,644)

Loss before equity in income of partnerships and discontinued operations	(10,530)	2,452	631	(7,447)	(13,288)	1,993	879	(10,416)
Equity in income of partnerships	2,452	(2,452)	—	—	1,993	(1,993)	—	—

Loss from continuing operations	(8,078)	—	631	(7,447)	(11,295)	—	879	(10,416)
Discontinued operations:
Operating results from discontinued operations	631	—	(631)	—	879	—	(879)	—
Gains on sales of discontinued operations	33,254	—	—	33,254	—	—	—	—

Income from discontinued operations	33,885	—	(631)	33,254	879	—	(879)	—

Net income (loss)	25,807	—	—	25,807	(10,416)	—	—	(10,416)
Less: net (income) loss attributed to noncontrolling interest	(1,005)	—	—	(1,005)	419	—	—	419

Net income (loss) attributable to PREIT	$24,802	$—	$—	$24,802	$(9,997)	$—	$—	$(9,997)
Less: preferred share dividends	(3,962)	—	—	(3,962)	—	—	—	—

Net income (loss) attributable to PREIT common shareholders	$20,840	$—	$—	$20,840	$(9,997)	$—	$—	$(9,997)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

(2)	Net of capitalized interest expense of $65 and $536 for the quarters ended March 31, 2013 and 2012, respectively.

Pennsylvania Real Estate Investment Trust

Statement of Net Operating Income(1)

(in thousands)

	Quarter Ended March 31, 2013			Quarter Ended March 31, 2012
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenue:
Base rent	$76,043	$2,495	$78,538	$72,847	$5,636	$78,483
Expense reimbursements	33,990	495	34,485	33,439	1,339	34,778
Percentage rent	1,032	17	1,049	932	22	954
Lease termination revenue	153	—	153	712	—	712
Other real estate revenue	3,429	223	3,652	3,248	291	3,539

TOTAL REAL ESTATE REVENUE	114,647	3,230	117,877	111,178	7,288	118,466

Operating expenses:
CAM and real estate taxes	(37,280)	(1,477)	(38,757)	(35,359)	(3,051)	(38,410)
Utilities	(5,285)	(22)	(5,307)	(5,402)	(53)	(5,455)
Other operating expenses	(4,883)	(342)	(5,225)	(4,904)	(574)	(5,478)

TOTAL OPERATING EXPENSES	(47,448)	(1,841)	(49,289)	(45,665)	(3,678)	(49,343)

NET OPERATING INCOME	$67,199	$1,389	$68,588	$65,513	$3,610	$69,123

	Variance	Percentage
Same store NOI variance
Same store NOI	$1,686	2.6%
Same store NOI excluding lease terminations	$2,245	3.5%

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of Earnings Per Share

(in thousands, except per share amounts)

	Quarter Ended March 31,
	2013	2012
Loss from continuing operations	$(8,078)	$(11,295)
Noncontrolling interest	314	454
Dividends on preferred shares	(3,962)	—
Dividends on unvested restricted shares	(108)	(61)

Loss used to calculate earnings per share - basic and diluted	$(11,834)	$(10,902)

Income from discontinued operations	$33,885	$879
Noncontrolling interest in discontinued operations	(1,319)	(35)

Income from discontinued operations used to calculate earnings per share - basic and diluted	$32,566	$844

Basic and diluted earnings (loss) per share
Loss from continuing operations	$(0.21)	$(0.20)
Income from discontinued operations	0.58	0.02

	$0.37	$(0.18)

Weighted average common shares outstanding	56,372	55,584

Weighted average unvested restricted shares	(634)	(676)

Weighted average shares outstanding - basic	55,738	54,908

Weighted average effect of common share equivalents (1)	—	—

Total weighted average shares outstanding - diluted	55,738	54,908

(1)

The Company had net losses from continuing operations for all periods presented. Therefore, the effect of common share equivalents of 706 and 646 for the quarters ended March 31, 2013 and 2012, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Quarter Ended March 31, 2013					Quarter Ended March 31, 2012
	Continuing Operations					Continuing Operations
	Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total		Consolidated	PREIT’s share of unconsolidated partnerships	Discontinued operations	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue	$105,096	$10,035	$2,746	$117,877		$102,055	$9,610	$6,801	$118,466
Operating expenses	(44,858)	(2,987)	(1,444)	(49,289)		(43,172)	(2,947)	(3,224)	(49,343)

NET OPERATING INCOME	60,238	7,048	1,302	68,588		58,883	6,663	3,577	69,123
General and administrative expenses	(8,856)	—	—	(8,856)		(9,885)	—	—	(9,885)
Provision for employee separation expense	(1,279)	—	—	(1,279)		—	—	—	—
Other income	888	—	—	888		762	—	—	762
Project costs and other expenses	(202)	—	—	(202)		(358)	—	—	(358)
Interest expense, net	(27,337)	(2,767)	(671)	(30,775)		(30,719)	(2,819)	(950)	(34,488)
Depreciation on non real estate assets	(226)	—	—	(226)		(192)	—	—	(192)
Dividends on preferred shares	(3,962)	—	—	(3,962)		—	—	—	—

FFO	19,264	4,281	631	24,176		18,491	3,844	2,627	24,962
Depreciation on real estate assets	(33,756)	(1,829)	—	(35,585)		(31,779)	(1,851)	(1,748)	(35,378)
Equity in income of partnerships	2,452	(2,452)	—	—		1,993	(1,993)	—	—
Operating results from discontinued operations	631	—	(631)	—		879	—	(879)	—
Gains on sales of discontinued operations	33,254	—	—	33,254		—	—	—	—
Dividends on preferred shares	3,962	—	—	3,962		—	—	—	—

Net loss	$25,807	$—	$—	$25,807		$(10,416)	$—	$—	$(10,416)

FFO	$19,264	$4,281	$631	$24,176		$18,491	$3,844	$2,627	$24,962
Provision for employee separation expenses	1,279	—	—	1,279		—	—	—	—
Accelerated amortization of deferred financing costs	914	—	—	914		—	—	—	—
Gain on hedge ineffectiveness	(464)	—	—	(464)		—	—	—	—

FFO AS ADJUSTED	$20,993	$4,281	$631	$25,905		$18,491	$3,844	$2,627	$24,962

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO AS ADJUSTED	$20,993	$4,281	$631	$25,905		$18,491	$3,844	$2,627	$24,962
Adjustments:
Straight line rent	(389)	(43)	22	(410)		(186)	39	33	(114)
Recurring capital expenditures	(421)	(24)	—	(445)		(135)	(99)	—	(234)
Tenant allowances	(1,746)	(101)	—	(1,847)		(1,916)	(15)	—	(1,931)
Capitalized leasing costs	(1,537)	—	—	(1,537)		(1,325)	—	—	(1,325)
Amortization of mortgage loan premium	—	—	—	—		(82)	—	—	(82)
Amortization of above- and below-market lease intangibles	(62)	(28)	—	(90)		(117)	(32)	2	(147)
Amortization of exchangeable notes debt discount	—	—	—	—		507	—	—	507

FAD	$16,838	$4,085	$653	$21,576		$15,237	$3,737	$2,662	$21,636

Weighted average number of shares outstanding				55,738					54,908
Weighted average effect of full conversion of OP Units				2,284					2,328
Effect of common share equivalents				706					646

Total weighted average shares outstanding, including OP Units				58,728					57,882

FFO PER DILUTED SHARE AND OP UNIT				$0.41					$0.43

FFO PER DILUTED SHARE AND OP UNIT AS ADJUSTED				$0.44					$0.43

FAD PER DILUTED SHARE AND OP UNIT				$0.37					$0.37

DIVIDEND PER COMMON SHARE				$0.18					$0.15

PAYOUT RATIOS

Payout ratio of FFO				40.9	%(1)				68.9	%(2)

Payout ratio of FFO as adjusted				36.0	%(1)				33.4	%(2)

Payout ratio of FAD				69.7	%(1)				57.5	%(2)

(1)	Twelve months ended March 31, 2013.

(2)	Twelve months ended March 31, 2012.

Pennsylvania Real Estate Investment Trust

2013 Leasing Activity Summary

			Avg Gross Rent psf		Change in Gross Rent psf		Annualized Tenant Improvements psf (2)
	Number	GLA	Previous	New(1)	Dollar	%
New Leases: (3)

1st Quarter	33	95,895	N/A	$39.60	$39.60	N/A	$7.82

Total/Average	33	95,895	N/A	$39.60	$39.60	N/A	$7.82

Renewal - non-anchor tenants 10k sf and under: (4)

1st Quarter	73	216,780	$35.21	$36.93	$1.72	4.9%	$0.04

Total/Average	73	216,780	$35.21	$36.93	$1.72	4.9%	$0.04

Renewal - non-anchor tenants greater than 10k sf: (4)

1st Quarter	1	11,521	$7.49	$7.23	$(0.26)	(3.5%)	$—

Total/Average	1	11,521	$7.49	$7.23	$(0.26)	(3.5%)	$—

Anchor Renewal:

1st Quarter	1	83,835	$8.58	$9.10	$0.52	6.1%	$—

Total/Average	1	83,835	$8.58	$9.10	$0.52	6.1%	$—

(1)	New rent is the initial amount payable upon rent commencement.

(2)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(3)	This category includes newly constructed and recommissioned space.

(4)	This category includes expansions and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	March 31, 2013						March 31, 2012						Change
	% Rolling 12 Mo. NOI	Avg Comp Sales	Avg Gross Rent (1)(2)	Occ Cost	Occupancy		% Rolling 12 Mo. NOI	Avg Comp Sales	Avg Gross Rent (1)(2)	Occ Cost	Occupancy		Avg Comp Sales	Avg Gross Rent (1)(2)	Occ Cost	Occupancy

					Total	Non- Anchor					Total	Non-Anchor				Total	Non- Anchor
Premier Malls	32.1%	$535	$64.37	12.5%	96.4%	94.6%	31.2%	$532	$62.40	12.4%	95.2%	93.4%	0.6%	3.2%	0.1%	1.2%	1.2%
Core Growth Malls	46.1%	$358	$41.71	12.6%	93.2%	90.2%	46.7%	$359	$41.38	12.6%	91.1%	87.6%	-0.3%	0.8%	0.0%	2.1%	2.6%
Opportunistic Malls	10.9%	$270	$26.25	10.9%	92.0%	85.2%	11.1%	$275	$26.68	10.7%	91.2%	85.1%	-1.8%	-1.6%	0.2%	0.8%	0.1%
Non Core Malls	4.4%	$242	$25.07	11.6%	91.3%	86.3%	4.3%	$247	$26.11	11.9%	89.9%	79.5%	-2.0%	-4.0%	-0.3%	1.4%	6.8%

Total Malls	93.5%	$381	$43.16	12.3%	93.4%	89.9%	93.3%	$381	$42.66	12.3%	91.7%	87.7%	0.0%	1.2%	0.0%	1.7%	2.2%
Strip and Power Centers	4.5%	N/A	$18.14	N/A	94.0%	91.9%	4.6%	N/A	$17.96	N/A	94.5%	92.5%	N/A	1.0%	N/A	-0.5%	-0.6%

Total Retail Properties	98.0%	N/A	$38.92	N/A	93.4%	90.1%	97.9%	N/A	$38.43	N/A	91.9%	88.3%	N/A	1.3%	N/A	1.5%	1.9%
Held for Sale Properties (3)	1.8%	N/A	$23.57	N/A	100.0%	100.0%	1.9%	N/A	$23.10	N/A	98.8%	96.8%	N/A	2.0%	N/A	1.2%	3.2%
Other Properties	0.2%	N/A	N/A	N/A	N/A	N/A	0.2%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total Portfolio	100.0%		$38.71		93.5%	90.2%	100.0%		$38.23		92.0%	88.3%		1.3%		1.5%	1.9%

(1)

Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less. Average gross rent for strip and power centers includes all non-anchor space owned by the Company regardless of size.

(2)	Average gross rent for mall tenants greater than 10,000 sf was $16.76 per square foot as of March 31, 2013 and $16.32 per square foot as of March 31, 2012.

(3)	Includes Christiana Center.

Pennsylvania Real Estate Investment Trust

Mall Occupancy Percentage and Sales Per Square Foot

	March 31, 2013				March 31, 2012				Change
	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %	Occup. Cost Ratio (1)	Avg Comp Sales(1)	Total Occ %	Non Anchor Occup. %	Occup. Cost Ratio (1)	Avg Comp Sales (1)	Total Occ %	Non Anchor Occup. %	Occup. Cost Ratio (1)
Premier Malls
Cherry Hill Mall	$644	92.9%	91.5%	12.9%	$623	93.5%	92.2%	12.8%	3.4%	-0.6%	-0.7%	0.1%
Lehigh Valley Mall	582	97.1%	95.2%	11.5%	576	96.2%	94.7%	11.1%	1.0%	0.9%	0.5%	0.4%
Woodland Mall	531	95.9%	95.9%	11.8%	547	91.3%	91.3%	12.2%	-2.9%	4.6%	4.6%	-0.4%
Jacksonville Mall	479	99.8%	99.6%	11.6%	526	97.6%	95.3%	10.6%	-8.9%	2.2%	4.3%	1.0%
Dartmouth Mall	428	96.0%	93.4%	11.4%	425	96.9%	94.9%	11.2%	0.7%	-0.9%	-1.5%	0.2%
Willow Grove Park	410	97.9%	95.7%	15.8%	395	96.0%	93.4%	16.1%	3.8%	1.9%	2.3%	-0.3%

Premier Malls Subtotal	$535	96.4%	94.6%	12.5%	$532	95.2%	93.4%	12.4%	0.6%	1.2%	1.2%	0.1%

Core Growth Malls
Springfield Mall	$394	93.1%	93.1%	14.3%	$380	86.6%	86.6%	14.6%	3.7%	6.5%	6.5%	-0.3%
Patrick Henry Mall	392	97.0%	94.1%	14.4%	389	94.3%	89.0%	14.4%	0.8%	2.7%	5.1%	0.0%
Wyoming Valley Mall	387	97.8%	93.7%	12.3%	380	96.3%	89.3%	11.9%	1.8%	1.5%	4.4%	0.4%
Valley View Mall	385	93.8%	91.5%	11.6%	378	95.0%	93.2%	11.8%	1.9%	-1.2%	-1.7%	-0.2%
The Mall at Prince Georges	381	98.8%	97.4%	14.5%	387	96.9%	93.4%	14.7%	-1.6%	1.9%	4.0%	-0.2%
Capital City Mall	377	98.2%	96.9%	11.7%	357	97.1%	95.1%	11.9%	5.6%	1.1%	1.8%	-0.2%
Valley Mall	376	95.5%	92.3%	11.2%	370	96.9%	94.7%	10.9%	1.6%	-1.4%	-2.4%	0.3%
Viewmont Mall	370	98.7%	96.6%	12.7%	390	98.3%	95.5%	12.5%	-5.1%	0.4%	1.1%	0.2%
Crossroads Mall	364	94.6%	88.5%	9.4%	355	95.9%	91.2%	9.0%	2.5%	-1.3%	-2.7%	0.4%
Moorestown Mall	350	88.0%	69.9%	14.4%	364	90.4%	78.4%	14.3%	-3.8%	-2.4%	-8.5%	0.1%
The Gallery at Market East	350	72.1%	81.5%	14.5%	381	61.6%	78.3%	14.1%	-8.1%	10.5%	3.2%	0.4%
Francis Scott Key Mall	348	96.6%	94.4%	11.1%	347	95.9%	93.3%	11.6%	0.3%	0.7%	1.1%	-0.5%
Magnolia Mall	340	99.2%	98.2%	11.7%	327	98.0%	95.5%	12.5%	4.0%	1.2%	2.7%	-0.8%
Exton Square Mall	328	93.7%	85.7%	13.6%	338	90.8%	79.9%	13.3%	-3.0%	2.9%	5.8%	0.3%
Gadsden Mall	326	94.4%	86.0%	10.4%	317	93.1%	82.8%	10.1%	2.8%	1.3%	3.2%	0.3%
Cumberland Mall	325	91.6%	86.1%	13.1%	322	92.8%	88.2%	13.0%	0.9%	-1.2%	-2.1%	0.1%
Plymouth Meeting Mall	323	90.2%	85.1%	10.2%	327	84.5%	76.4%	10.5%	-1.2%	5.7%	8.7%	-0.3%
Logan Valley Mall	321	97.3%	93.6%	11.4%	322	94.1%	86.0%	11.4%	-0.3%	3.2%	7.6%	0.0%

Core Growth Malls Subtotal	$358	93.2%	90.2%	12.6%	$359	91.1%	87.6%	12.6%	-0.3%	2.1%	2.6%	0.0%

Opportunistic Malls
Palmer Park Mall	$295	94.5%	82.4%	11.9%	$297	94.9%	83.7%	11.3%	-0.7%	-0.4%	-1.3%	0.6%
Wiregrass Commons Mall	295	89.3%	84.5%	10.9%	283	90.5%	86.3%	11.0%	4.2%	-1.2%	-1.8%	-0.1%
Uniontown Mall	276	95.5%	89.9%	10.8%	287	88.7%	82.5%	10.6%	-3.8%	6.8%	7.4%	0.2%
New River Valley Mall	271	98.9%	98.2%	10.9%	291	96.9%	94.8%	10.4%	-6.9%	2.0%	3.4%	0.5%
Lycoming Mall	267	95.8%	92.1%	10.7%	275	96.3%	93.1%	10.0%	-2.9%	-0.5%	-1.0%	0.7%
Nittany Mall	258	95.4%	90.6%	10.6%	274	96.2%	92.2%	10.7%	-5.8%	-0.8%	-1.6%	-0.1%
Washington Crown Center	256	87.2%	76.4%	10.6%	258	90.5%	82.5%	10.9%	-0.8%	-3.3%	-6.1%	-0.3%
Voorhees Town Center	220	67.1%	66.7%	10.8%	218	67.0%	66.5%	12.1%	0.9%	0.1%	0.2%	-1.3%

Opportunistic Malls Subtotal	$270	92.0%	85.2%	10.9%	$275	91.2%	85.1%	10.7%	-1.8%	0.8%	0.1%	0.2%

Non Core Malls
North Hanover Mall	$250	84.8%	88.6%	12.1%	$265	93.8%	85.2%	12.4%	-5.7%	-9.0%	3.4%	-0.3%
Beaver Valley Mall	248	94.8%	88.7%	12.6%	245	91.1%	81.0%	13.2%	1.2%	3.7%	7.7%	-0.6%
South Mall	246	93.4%	89.9%	12.5%	255	86.6%	79.6%	12.2%	-3.5%	6.8%	10.3%	0.3%
Chambersburg Mall	225	88.4%	75.3%	9.2%	230	87.1%	72.5%	9.2%	-2.2%	1.3%	2.8%	0.0%

Non Core Malls Subtotal	$242	91.3%	86.3%	11.6%	$247	89.9%	79.5%	11.9%	-2.0%	1.4%	6.8%	-0.3%

Same Store Malls weighted average	$381	93.4%	89.9%	12.3%	$381	91.7%	87.7%	12.3%	0.0%	1.7%	2.2%	0.0%

Sold Properties	N/A	N/A	N/A	N/A	$246	88.2%	74.2%	13.6%	N/A	N/A	N/A	N/A

Total Reported weighted average	$381	93.4%	89.9%	12.3%	$376	91.5%	87.0%	12.3%	1.4%	1.9%	2.9%	0.0%

(1)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust

Strip and Power Center Occupancy Percentages

	March 31, 2013		March 31, 2012		Change
	Occupancy		Occupancy		Occupancy
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor

Continuing Operations

The Commons at Magnolia	85.7%	82.0%	80.4%	75.6%	5.3%	6.4%

Metroplex Shopping Center	100.0%	100.0%	100.0%	100.0%	0.0%	0.0%

The Court at Oxford Valley	88.6%	86.9%	91.7%	90.5%	-3.1%	-3.6%

Red Rose Commons	100.0%	100.0%	100.0%	100.0%	0.0%	0.0%

Springfield Park	90.0%	71.7%	90.0%	71.7%	0.0%	0.0%

Whitehall Mall	93.1%	85.7%	93.0%	85.5%	0.1%	0.2%

Continuing Operations Subtotal	94.0%	91.9%	94.5%	92.5%	-0.5%	-0.6%

Held for Sale

Christiana Center	100.0%	100.0%	98.8%	96.8%	1.2%	3.2%

Held for Sale Subtotal	100.0%	100.0%	98.8%	96.8%	1.2%	3.2%

Strip and Power Center Weighted Average	94.8%	92.5%	95.0%	92.8%	-0.2%	-0.3%

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants

Tenant(1)	Total Number of Locations (2)	Percentage of Annualized Gross Rent (3)
Gap, Inc.	42	2.9%
Limited Brands, Inc.	69	2.8%
American Eagle Outfitters, Inc.	41	2.8%
J.C. Penney Company, Inc.	28	2.7%
Foot Locker, Inc.	61	2.6%
Sears Holding Corporation	26	1.9%
Signet Jewelers Limited	37	1.5%
Zale Corporation	67	1.5%
Luxottica Group S.p.A.	46	1.4%
Commonwealth of Pennsylvania	2	1.4%
Ascena Retail Group, Inc.	45	1.3%
Abercrombie & Fitch Co.	19	1.3%
Aeropostale, Inc.	39	1.3%
Genesco, Inc.	58	1.3%
Macy’s, Inc.	24	1.1%
The Children’s Place Retail Stores, Inc.	25	1.1%
Dick’s Sporting Goods, Inc.	9	1.1%
Shoe Show, Inc.	29	1.1%
The Finish Line, Inc.	27	1.1%
Boscov’s Department Store	9	1.1%

Total Top 20 Tenants	703	33.3%

Total Leases	2,878	100.00%

(1)	Tenant includes all brands and concepts of the tenant and includes stores that are PREIT owned and not PREIT owned.

(2)	Excludes tenants from properties classified as held for sale.

(3)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

Pennsylvania Real Estate Investment Trust

Lease Expirations as of March 31, 2013

(dollars in thousands except psf amounts)

Non-Anchors (1)(2)

		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (3)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (4)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2012 and Prior	219	637,791	5.6%	$21,332	$20,303	6.0%	$33.45
2013	251	722,590	6.3%	23,554	21,684	6.4%	32.60
2014	496	1,591,074	14.0%	46,391	43,934	13.0%	29.16
2015	340	1,451,278	12.7%	45,463	41,440	12.3%	31.33
2016	336	1,459,345	12.8%	50,630	45,317	13.4%	34.69
2017	302	1,068,148	9.4%	38,532	34,446	10.2%	36.07
2018	201	1,075,560	9.4%	35,375	32,220	9.5%	32.89
2019	147	679,500	6.0%	24,483	22,934	6.8%	36.03
2020	126	831,158	7.3%	23,847	22,400	6.6%	28.69
2021	122	536,355	4.7%	18,895	16,924	5.0%	35.23
2022	127	643,145	5.6%	20,913	18,599	5.5%	32.52
Thereafter	109	707,346	6.2%	19,531	17,937	5.3%	27.61

Total/Average	2,776	11,403,290	100.0%	$368,946	$338,138	100.0%	$32.35

Anchors (1)(2)

		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring (5)	Expiring GLA	Percent of Total	Minimum Gross in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (4)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2013	4	317,237	3.1%	$845	$845	1.7%	$2.66
2014	13	1,217,378	11.5%	4,695	4,197	8.4%	3.86
2015	16	1,515,649	14.3%	6,955	6,955	13.9%	4.59
2016	20	1,927,216	18.2%	7,801	7,801	15.6%	4.05
2017	11	1,398,035	13.2%	5,089	4,347	8.7%	3.64
2018	11	1,130,813	10.7%	5,169	5,169	10.4%	4.57
2019	8	905,529	8.6%	3,080	3,080	6.2%	3.40
2020	3	301,030	2.9%	861	861	1.7%	2.86
2021	3	339,655	3.2%	2,778	1,389	2.8%	8.18
2022	4	521,173	4.9%	2,736	2,736	5.5%	5.25
Thereafter	9	993,146	9.4%	12,516	12,516	25.1%	12.60

Total/Average	102	10,566,861	100.0%	$52,525	$49,896	100.0%	$4.97

(1)	Only includes owned space.

(2)	Does not include leases related to properties classified as held for sale.

(3)	Does not include tenants occupying space under license agreements with initial terms of less than one year. The GLA of these tenants is 312,226 sf.

(4)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.

(5)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2013

(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	jcpenney	Sears	Boscov’s	Bon-Ton(1)	Other(s)	Total	Macy’s	jcpenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA

Premier Malls

Cherry Hill Mall	NJ	100%	2003	1961/2009	138	—	—	—	—	—	—	138	305	174	—	—	—	—	479	204	427	59	1,307

Dartmouth Mall	MA	100%	1997	1971/2000	—	—	100	108	—	—	—	208	140	—	—	—	—	—	140	142	159	21	670

Jacksonville Mall	NC	100%	2003	1981/2008	—	—	52	117	—	—	73	242	—	—	—	—	—	—	0	99	147	1	489

Lehigh Valley Mall	PA	50%	1973	1977/2007	—	212	—	—	165	—	—	377	—	207	—	—	—	—	207	183	374	28	1,169

Willow Grove Park	PA	100%	2000-03	1982/2001	40	225	125	—	—	—	—	390	237	—	176	—	—	—	413	54	289	15	1,161

Woodland Mall	MI	100%	2005	1968/1998	—	—	—	—	—	—	—	0	157	255	313	—	—	—	725	147	272	18	1,162

Total Premier Malls					178	437	277	225	165	0	73	1,355	839	636	489	0	0	0	1,964	829	1,668	142	5,958

Core Growth Malls

Capital City Mall	PA	100%	2003	1974/2005	—	—	103	101	—	—	—	204	120	—	—	—	—	—	120	81	200	9	614

Crossroads Mall	WV	100%	2003	1981	—	—	90	87	—	—	78	255	—	—	—	—	—	—	0	74	121	26	476

Cumberland Mall	NJ	100%	2005	1973/2003	—	—	51	—	—	—	213	264	—	—	—	155	—	118	273	200	150	57	944

Exton Square Mall	PA	100%	2003	1973/2000	—	—	118	144	178	—	—	440	181	—	97	—	—	—	278	27	267	49	1,061

Francis Scott Key Mall	MD	100%	2003	1978/1991	—	—	101	121	—	—	—	222	139	—	—	—	—	—	139	141	190	20	712

Gadsden Mall	AL	100%	2005	1974/1990	—	—	88	112	—	—	101	301	—	—	—	—	—	—	0	80	92	28	501

The Gallery at Market East	PA	100%	2003	1977/1990	—	—	—	—	—	—	479	479	—	—	—	—	—	—	0	74	233	303	1,089

Logan Valley Mall	PA	100%	2003	1960/1997	—	150	146	159	—	—	—	455	—	—	—	—	—	—	0	59	246	21	781

Magnolia Mall	SC	100%	1997	1979/2007	—	—	104	91	—	—	148	343	—	—	—	—	—	—	0	99	166	5	613

Moorestown Mall	NJ	100%	2003	1963/2008	—	—	—	206	203	—	—	409	200	—	—	—	—	121	321	15	175	82	1,002

Patrick Henry Mall	VA	100%	2003	1988/2005	—	—	85	—	—	—	195	280	140	—	—	—	—	—	140	38	240	18	716

Plymouth Meeting Mall	PA	100%	2003	1966/2009	—	—	—	—	189	—	65	254	215	—	—	—	—	—	215	198	213	72	952

The Mall at Prince Georges	MD	100%	1998	1959/2004	—	196	149	—	—	—	135	480	—	—	—	—	—	—	0	148	281	11	920

Springfield Mall	PA	50%	2005	1974/1997	—	—	—	—	—	—	—	0	192	—	—	—	—	196	388	10	198	16	612

Valley Mall	MD	100%	2003	1974/1999	—	—	157	—	—	123	—	280	120	—	123	—	—	—	243	115	243	30	911

Valley View Mall	WI	100%	2003	1980/2001	—	—	96	—	—	—	—	96	100	—	113	—	42	—	255	74	159	22	606

Viewmont Mall	PA	100%	2003	1968/2006	—	—	193	193	—	—	—	386	120	—	—	—	—	—	120	83	150	8	747

Wyoming Valley Mall	PA	100%	2003	1971/2006	—	146	173	118	—	155	—	592	—	—	—	—	—	—	0	101	193	20	906

Core Growth Malls					0	492	1,654	1,332	570	278	1,414	5,740	1,527	0	333	155	42	435	2,492	1,617	3,517	797	14,163

(continued on next page)

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2013 (continued)

(GLA in thousands)

					Landlord Owned Anchors								Anchor Stores Not Owned							Non-anchor occupied
Properties	State	Ownership	Date Acquired	Year Built/ Last Renovated	Nordstrom	Macy’s	jcpenney	Sears	Boscov’s	Bon-Ton(1)	Other(s)	Total	Macy’s	jcpenney	Sears	Boscov’s	Bon-Ton	Other(s)	Total	Large Format	Small Shop	Vacant	Total GLA

Opportunistic Malls

Lycoming Mall	PA	100%	2003	1978/2007	—	—	62	130	—	60	81	333	120	—	—	—	—	—	120	182	169	30	834

New River Valley Mall	VA	100%	2003	1988/2007	—	—	50	57	—	—	88	195	—	—	—	—	—	—	0	135	129	5	464

Nittany Mall	PA	100%	2003	1968/1990	—	—	63	98	—	61	—	222	95	—	—	—	—	—	95	13	184	20	534

Palmer Park Mall	PA	100%	1972/2003	1972/1998	—	—	—	—	192	122	—	314	—	—	—	—	—	—	0	0	118	25	457

Uniontown Mall	PA	100%	2003	1972/1990	—	—	63	100	—	80	148	391	—	—	—	—	—	—	0	102	176	31	700

Voorhees Town Center	NJ	100%	2003	1970/2007	—	—	—	—	4	—	—	4	224	—	—	173	—	24	421	67	137	102	731

Washington Crown Center	PA	100%	2003	1969/1999	—	—	—	83	—	78	84	245	140	—	—	—	—	—	140	64	156	68	673

Wiregrass Commons Mall	AL	100%	2003	1986/2008	—	—	—	—	—	—	95	95	—	84	—	—	—	248	332	10	167	32	636

Opportunistic Malls					0	0	238	468	196	401	496	1,799	579	84	0	173	0	272	1,108	573	1,236	313	5,029

Non Core Malls

Beaver Valley Mall	PA	100%	2002	1970/1991	—	—	126	191	194	—	—	511	205	—	—	—	—	—	205	175	213	50	1,154

Chambersburg Mall	PA	100%	2003	1982	—	—	61	56	—	55	70	242	—	—	—	—	—	—	0	20	141	53	456

North Hanover Mall	PA	100%	2003	1967/1999	—	—	99	104	—	—	50	253	—	—	—	—	—	—	0	21	109	69	452

South Mall	PA	100%	2003	1975/1992	—	—	—	—	—	102	38	140	—	—	—	—	—	—	0	149	90	27	406

Non Core Malls					0	0	286	351	194	157	158	1,146	205	0	0	0	0	0	205	365	553	199	2,468

Strip and Power Centers

The Commons at Magnolia	SC	100%	1999	1991/2002	—	—	—	—	—	—	21	21	—	—	—	—	—	126	126	29	37	14	227

Metroplex Shopping Center	PA	50%	1999	2001	—	—	—	—	—	—	67	67	—	—	—	—	—	301	301	354	56	0	778

The Court at Oxford Valley	PA	50%	1997	1996	—	—	—	—	—	—	60	60	—	—	—	—	—	247	247	300	45	52	704

Red Rose Commons	PA	50%	1998	1998	—	—	—	—	—	—	—	0	—	—	—	—	—	200	200	248	15	0	463

Springfield Park	PA	50%	1997/1998	1997/1998	—	—	—	—	—	—	83	83	—	—	—	—	—	146	146	10	22	13	274

Whitehall Mall	PA	50%	1964	1964/1998	—	—	—	213	—	—	82	295	—	—	—	—	—	—	0	196	44	40	575

Strip and Power Centers					0	0	0	213	0	0	313	526	0	0	0	0	0	1,020	1,020	1,137	219	119	3,021

Held for Sale

Christiana Center	DE	100%	1998	1998	—	—	—	—	—	—	191	191	—	—	—	—	—	—	0	68	44	0	303

Held for Sale					0	0	0	0	0	0	191	191	0	0	0	0	0	0	0	68	44	0	303

Portfolio Totals					178	929	2,455	2,589	1,125	836	2,645	10,757	3,150	720	822	328	42	1,727	6,789	4,589	7,237	1,570	30,942

(1)	Does not include The Bon-Ton store located at Westgate.

Pennsylvania Real Estate Investment Trust

Department Store Lease Expirations as of March 31, 2013

	Department Store Tenants
Properties	Belk	Bon-Ton (1)	Boscov’s	Burlington Coat Factory	Dillard’s	jcpenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target

Premier Malls

Cherry Hill Mall	—	—	—	—	—	(2)	—	—	(2)	2025	—	—

Dartmouth Mall	—	—	—	—	—	2014	—	—	(2)	—	2016	—

Jacksonville Mall	2016	—	—	—	—	2015	—	—	—	—	2016	—

Lehigh Valley Mall	—	—	2017	—	—	(2)	—	—	2017	—	—	—

Willow Grove Park (3)	—	—	—	—	—	2032	—	—	2022, (2)	2022	(2)	—

Woodland Mall	—	—	—	—	—	(2)	(2)	—	(2)	—	(2)	—

Core Growth Malls

Capital City Mall	—	—	—	—	—	2015	—	—	(2)	—	2014	—

Crossroads Mall	2014	—	—	—	—	2016	—	—	—	—	2016	—

Cumberland Mall	—	—	(2)	2019	—	2013	—	—	—	—	—	—

Exton Square Mall (4)	—	—	2019	—	—	2020	—	—	(2)	—	2019, (2)	—

Francis Scott Key Mall	—	—	—	—	—	2016	—	—	(2)	—	2018	—

Gadsden Mall	2014	—	—	—	—	2028	—	—	—	—	2014	—

The Gallery at Market East	—	—	—	2032	—	—	—	—	—	—	—	—

Logan Valley Mall	—	—	—	—	—	2017	—	—	2015	—	2016	—

Magnolia Mall	2016	—	—	—	—	2017	—	—	—	—	2014	—

Moorestown Mall	—	—	2015	—	—	—	—	(2)	(2)	—	2022	—

Patrick Henry Mall	—	—	—	—	2013	2015	—	—	(2)	—	—	—

Plymouth Meeting Mall	—	—	2016	—	—	—	—	—	(2)	—	—	—

The Mall at Prince Georges	—	—	—	—	—	2016	—	—	2018	—	—	2019

Springfield Mall	—	—	—	—	—	—	—	—	(2)	—	—	(2)

Valley Mall	—	2014	—	—	—	2014	—	—	(2)	—	(2)	—

Valley View Mall	—	(2)	—	—	—	2015	—	—	(2)	—	(2)	—

Viewmont Mall	—	—	—	—	—	2015	—	—	(2)	—	2015	—

Wyoming Valley Mall	—	2017	—	—	—	2017	—	—	2017	—	2016	—

(continued on next page)

Pennsylvania Real Estate Investment Trust

Department Store Lease Expirations as of March 31, 2013 (continued)

	Department Store Tenants
Properties	Belk, Inc.	Bon-Ton	Boscov’s	Burlington Coat Factory	Dillard’s	jcpenney	Kohl’s	Lord & Taylor	Macy’s	Nordstrom	Sears	Target

Opportunistic Malls

Lycoming Mall	—	2016	—	2019	—	2015	—	—	(2)	—	2018	—

New River Valley Mall	2020	—	—	—	—	2018	—	—	—	—	2013	—

Nittany Mall	—	2018	—	—	—	2015	—	—	(2)	—	2015	—

Palmer Park Mall	—	2014	2018	—	—	—	—	—	—	—	—	—

Uniontown Mall	—	2016	—	2019	—	2015	—	—	—	—	2018	—

Voorhees Town Center	—	—	(2)	—	—	—	—	—	(2)	—	—	—

Washington Crown Center	—	2015	—	—	—	—	—	—	(2)	—	2014	—

Wiregrass Commons Mall	(2)	—	—	2020	(2)	(2)	—	—	—	—	—	—

Non Core Malls

Beaver Valley Mall	—	—	2018	—	—	2017	—	—	(2)	—	2016	—

Chambersburg Mall	—	2016	—	2019	—	2017	—	—	—	—	2015	—

North Hanover Mall	—	—	—		—	2027	—	—	—	—	2014	—

South Mall	—	2016	—		—	—	—	—	—	—	—	—

Strip and Power Centers

The Commons at Magnolia	—	—	—	—	—	—	—	—	—	—	—	(2)

Metroplex Shopping Center	—	—	—	—	—	—	—	—	—	—	—	(2)

The Court at Oxford Valley	—	—	—	—	—	—	—	—	—	—	—	—

Red Rose Commons	—	—	—	—	—	—	—	—	—	—	—	—

Springfield Park	—	—	—	—	—	—	—	—	—	—	—	(2)

Whitehall Mall	—	—	—	—	—	—	2017	—	—	—	2021	—

Total PREIT Owned Department Stores	5	9	6	6	1	24	1	0	5	2	21	1

Total Non-PREIT Owned Deparment Stores	1	1	2	0	1	4	1	1	19	0	5	4

(1)	Total PREIT owned department stores does not include The Bon-Ton store located at Westgate.

(2)	Department store is not PREIT owned.

(3)	The property has a Macy’s that is PREIT owned and a Bloomingdale’s that is not PREIT owned.

(4)	The property has a Sears that is PREIT owned and a K-Mart that is not PREIT owned.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Proportionate Consolidation Method(1)

(in thousands, except per share amounts)

	March 31, 2013			December 31, 2012
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,396,134	$216,931	$3,613,065	$3,395,681	$216,939	$3,612,620
Construction in progress	67,314	1,000	68,314	68,619	811	69,430
Land held for development	12,643	—	12,643	13,240	—	13,240

Total investments in real estate	3,476,091	217,931	3,694,022	3,477,540	217,750	3,695,290
Accumulated depreciation	(938,810)	(81,245)	(1,020,055)	(907,928)	(80,112)	(988,040)

Net investments in real estate	2,537,281	136,686	2,673,967	2,569,612	137,638	2,707,250

Investments in partnerships, at equity	14,982	(14,982)	—	14,855	(14,855)	—
Other assets:
Cash and cash equivalents	33,641	5,180	38,821	33,990	4,883	38,873
Rent and other receivables(2)	38,364	2,151	40,515	38,473	1,824	40,297
Intangible assets, net	7,812	95	7,907	8,673	108	8,781
Deferred costs and other assets, net	92,279	15,148	107,427	97,399	15,585	112,984
Assets held for sale	30,021	—	30,021	114,622	—	114,622

Total other assets	217,099	7,592	224,691	308,012	7,545	315,557

Total assets	$2,754,380	$144,278	$2,898,658	$2,877,624	$145,183	$3,022,807

LIABILITIES AND EQUITY
Liabilities:	$1,679,314	$200,906	$1,880,220	$1,718,052	$201,717	$1,919,769
Mortgage loans
Term Loans	97,500	—	97,500	182,000	—	182,000
Revolving Facility	60,000	—	60,000	—	—	—
Tenants’ deposits and deferred rent	13,637	3,528	17,165	14,862	4,027	18,889
Distributions in excess of partnership investments	64,188	(64,188)	—	64,874	(64,874)	—
Fair value of derivative instruments	7,562	—	7,562	9,742	—	9,742
Liabilities related to assets held for sale	50,758	—	50,758	102,417	—	102,417
Other liabilities	54,351	4,032	58,383	72,448	4,313	76,761

Total liabilities	2,027,310	144,278	2,171,588	2,164,395	145,183	2,309,578

Equity:
Total equity	727,070	—	727,070	713,229	—	713,229

Total liabilities and equity	$2,754,380	$144,278	$2,898,658	$2,877,624	$145,183	$3,022,807

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $27.9 million ($25.6 million consolidated, $2.3 million unconsolidated) as of March 31, 2013 and $27.5 million ($25.2 million consolidated, $2.3 million unconsolidated) as of December 31, 2012.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1)

(in thousands)

	March 31, 2013				December 31, 2012
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$70,838	$—	$25,052	$45,786	$70,831	$—	$24,292	$46,539
Capital City Mall	96,942	1,520	28,581	69,881	96,517	1,041	27,761	69,797
Chambersburg Mall	38,426	—	10,154	28,272	38,432	—	9,890	28,542
Cherry Hill Mall	457,947	220	122,923	335,244	457,756	30	117,401	340,385
Crossroads Mall	45,795	331	11,624	34,502	45,719	264	11,192	34,791
Cumberland Mall	65,204	—	13,554	51,650	65,054	—	13,005	52,049
Dartmouth Mall	62,994	—	29,913	33,081	62,841	—	29,459	33,382
Exton Square Mall	150,734	133	34,316	116,551	150,680	129	33,389	117,420
Francis Scott Key Mall	79,430	141	22,809	56,762	79,417	92	22,075	57,434
Gadsden Mall	62,171	—	12,852	49,319	63,295	—	13,474	49,821
The Gallery at Market East	184,170	4,769	37,777	151,162	183,572	5,742	35,470	153,844
Jacksonville Mall	81,397	—	22,082	59,315	81,390	—	21,399	59,991
Logan Valley Mall	97,743	—	27,637	70,106	97,679	—	27,029	70,650
Lycoming Mall	78,114	—	21,720	56,394	78,099	—	21,033	57,066
Magnolia Mall	88,981	77	31,039	58,019	88,976	59	30,183	58,852
Moorestown Mall	93,531	5,123	31,242	67,412	93,454	2,943	30,495	65,902
New River Valley Mall	58,850	—	22,042	36,808	58,804	—	21,249	37,555
Nittany Mall	44,432	—	11,973	32,459	44,432	—	11,644	32,788
North Hanover Mall	30,326	6	6,735	23,597	29,973	14	6,305	23,682
Palmer Park Mall	34,536	—	13,749	20,787	34,536	—	13,562	20,974
Patrick Henry Mall	143,476	—	43,877	99,599	143,422	—	42,453	100,969
Plymouth Meeting Mall	164,918	3	41,710	123,211	165,178	76	39,975	125,279
The Mall at Prince Georges	102,216	—	40,489	61,727	102,213	—	39,603	62,610
South Mall	35,924	—	8,023	27,901	35,924	—	7,796	28,128
Uniontown Mall	42,222	—	13,057	29,165	42,173	—	12,652	29,521
Valley Mall	95,546	—	26,730	68,816	95,160	—	26,094	69,066
Valley View Mall	68,495	—	16,752	51,743	68,486	—	16,242	52,244
Viewmont Mall	91,852	—	24,036	67,816	91,851	—	23,268	68,583
Voorhees Town Center	92,348	810	24,252	68,906	91,495	1,447	22,568	70,374
Washington Crown Center	40,809	169	14,574	26,404	40,802	29	14,359	26,472
Willow Grove Park	230,243	—	59,388	170,855	230,195	5	57,502	172,698
Wiregrass Commons Mall	53,902	—	13,174	40,728	53,897	—	12,693	41,204
Woodland Mall	188,301	—	40,184	148,117	188,121	—	38,681	149,440
Wyoming Valley Mall	109,365	—	30,994	78,371	109,288	—	30,018	79,270

Total Consolidated Malls	3,382,178	13,302	935,014	2,460,466	3,379,662	11,871	904,211	2,487,322

Unconsolidated Malls
Lehigh Valley Mall	45,367	220	20,735	24,852	45,483	32	20,484	25,031
Springfield Mall	56,865	6	13,952	42,919	56,766	6	13,526	43,246

Total Unconsolidated Malls	102,232	226	34,687	67,771	102,249	38	34,010	68,277

TOTAL MALLS	$3,484,410	$13,528	$969,701	$2,528,237	$3,481,911	$11,909	$938,221	$2,555,599

(continued on next page)

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1) (continued)

(in thousands)

	March 31, 2013				December 31, 2012
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
The Commons at Magnolia	$12,441	$—	$3,781	$8,660	$12,441	$—	$3,693	$8,748
Monroe Marketplace	1,515	—	15	1,500	3,578	—	24	3,554

Total Consolidated Strip and Power Centers	13,956	—	3,796	10,160	16,019	—	3,717	12,302

Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,890	—	18,938	23,952	42,890	—	18,911	23,979
The Court at Oxford Valley	27,953	4	9,890	18,067	27,953	4	9,747	18,210
Red Rose Commons	13,617	1	4,740	8,878	13,617	1	4,652	8,966
Springfield Park	7,196	—	1,875	5,321	7,195	—	1,837	5,358
Whitehall Mall	16,793	—	9,350	7,443	16,785	7	9,243	7,549

Total Unconsolidated Strip and Power Centers	108,449	5	44,793	63,661	108,440	12	44,390	64,062

TOTAL STRIP AND POWER CENTERS	$122,405	$5	$48,589	$73,821	$124,459	$12	$48,107	$76,364

Consolidated Properties Under Development
Springhills	$—	$19,230	$—	$19,230	$—	$21,961	$—	$21,961
White Clay Point	—	34,782	—	34,782	—	34,787	—	34,787

Total Consolidated Properties Under Development	—	54,012	—	54,012	—	56,748	—	56,748
Unconsolidated Properties Under Development
Pavilion at Market East	6,250	769	1,765	5,254	6,250	761	1,712	5,299

Total Unconsolidated Properties Under Development	6,250	769	1,765	5,254	6,250	761	1,712	5,299
Other Properties
Land held for development - consolidated	12,643	—	—	12,643	13,240	—	—	13,240

Total Other Properties	12,643	—	—	12,643	13,240	—	—	13,240

TOTAL DEVELOPMENT AND OTHER	$18,893	$54,781	$1,765	$71,909	$19,490	$57,509	$1,712	$75,287

TOTAL INVESTMENT IN REAL ESTATE	$3,625,708	$68,314	$1,020,055	$2,673,967	$3,625,860	$69,430	$988,040	$2,707,250

CONSOLIDATED PROPERTIES	$3,408,777	$67,314	$938,810	$2,537,281	$3,408,921	$68,619	$907,928	$2,569,612
UNCONSOLIDATED PROPERTIES	216,931	1,000	81,245	136,686	216,939	811	80,112	137,638

TOTAL INVESTMENT IN REAL ESTATE	$3,625,708	$68,314	$1,020,055	$2,673,967	$3,625,860	$69,430	$988,040	$2,707,250

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Quarter Ended March 31, 2013
	Consolidated	Unconsolidated	Discontinued Operations	Total
Redevelopment projects with incremental GLA and/or anchor replacement(1)	$3,093	$194	$—	$3,287
New development projects	—	7	—	7
Tenant allowances	1,746	101	—	1,847
Recurring capital expenditures:
CAM expenditures	235	24	—	259
Non-CAM expenditures	186	—	—	186

Total recurring capital expenditures	421	24	—	445

Total	$5,260	$326	$—	$5,586

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust

Debt Analysis as of March 31, 2013

(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable (2)	$1,727,183	82.8%	$1,690	0.1%	$1,728,873	82.9%
Unconsolidated mortgage loans payable	197,203	9.4%	3,703	0.2%	200,906	9.6%
2010 Credit Facility (3)	5,000	0.2%	152,500	7.3%	157,500	7.5%

TOTAL OUTSTANDING DEBT	$1,929,386	92.4%	$157,893	7.6%	$2,087,279	100.0%

AVERAGE STATED INTEREST RATE	5.29%		3.23%		5.14%

(1)	Includes variable rate debt swapped to fixed rate debt.

(2)	Includes mortgage loan balances from a property classified as held for sale.

(3)

As of March 31, 2013, for presentation purposes, we have designated interest rate swap agreements to effectively fix $5.0 million of the underlying LIBOR associated with the 2010 Credit Facility until September 10, 2013 at a current interest rate of 3.69%, excluding the spread on the related debt.

		Average Debt Balance
			2010 Credit Facility
		Mortgage Debt (1)	Revolving Facility	Term Loans	TOTAL
Beginning Balance	12/31/2012	$2,019,523	$—	$182,000	$2,201,523
Mortgage loan amortization		(5,187)	—	—	(5,187)
Paxton Towne Centre mortgage repayment		(50,000)	—	—	(50,000)
Francis Scott Key Mall additional borrowing		7,625	—	—	7,625
Lycoming Mall additional borrowing		2,067	—	—	2,067
Moorestown Mall mortgage repayment		(53,242)	—	—	(53,242)
Dartmouth Mall mortgage repayment		(58,007)	—	—	(58,007)
Darmouth Mall new mortgage loan		67,000	—	—	67,000
Credit Facility, net		—	60,000	(84,500)	(24,500)

Ending Balance	3/31/2013	$1,929,779	$60,000	$97,500	$2,087,279

Weighted Average Balance		$1,963,038	$19,333	$121,372	$2,103,744

(1)	Includes principal amortization of mortgage loans from a property classified as held for sale.

	Debt Maturities (1)
			2010 Credit Facility
Year	Scheduled Amortization (2)	Mortgage Balance at Maturity (2)	Revolving Facility	Term Loans	Total Debt
2013	$15,119	$184,265	$—	$—	$199,384
2014	21,973	66,733	60,000	97,500	246,206
2015	25,655	306,020	—	—	331,675
2016	15,981	243,745	—	—	259,726
2017	15,250	153,283	—	—	168,533
2018	14,938	145,678	—	—	160,616
Thereafter	51,133	670,006	—	—	721,139

	$160,049	$1,769,730	$60,000	$97,500	$2,087,279

(1)

The weighted average period to mortgage maturity is 5.59 years, excluding extension options. Includes 100% of mortgage debt from consolidated properties and our share of mortgage debt from unconsolidated properties, based on our ownership percentage.

(2)	Includes mortgage loan balances from a property classified as held for sale.

Weighted Average Mortgage Interest Rates (1)
Year	Balance	Interest Rate
2013	$184,265	5.82%
2014	67,241	7.50%
2015	325,687	5.69%
2016	258,494	5.30%
2017	153,703	5.45%
Thereafter	940,389	4.84%

Total	$1,929,779	5.29%

(1)	Includes mortgage loan balances from a property classified as held for sale.

Pennsylvania Real Estate Investment Trust

Debt Schedule as of March 31, 2013

(in thousands)

	Debt (1)	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Mortgage Loans
Jacksonville Mall (2)	$56,265	5.83%	$3,277	$56,265	Sept 2013	Sept 2015
Logan Valley Mall (2)	63,000	5.79%	3,649	63,000	Sept 2013	Sept 2015
Wyoming Valley Mall (2)	65,000	5.85%	3,803	65,000	Sept 2013	Sept 2015
Exton Square Mall	67,241	7.50%	5,873	66,733	Jan 2014	Jan 2014
Springfield East (2)	2,167	5.39%	92	2,061	Mar 2015	Mar 2020
Springfield Park (2)	2,545	5.39%	108	2,419	Mar 2015	Mar 2020
Magnolia Mall	58,008	5.33%	4,413	54,965	July 2015	July 2015
Patrick Henry Mall	88,902	6.34%	7,743	83,210	Oct 2015	Oct 2015
Springfield Mall (2)	32,318	4.77%	2,118	30,740	Nov 2015	Nov 2015
Willow Grove Park	141,747	5.65%	11,083	132,624	Dec 2015	Dec 2015
Valley Mall	83,610	5.49%	5,014	78,996	Mar 2016	Mar 2016
Woodland Mall	148,194	5.58%	10,760	140,484	Apr 2016	Apr 2016
801 Market Street (2)	25,000	3.20%	1,518	24,265	July 2016	July 2018
The Mall at Prince Georges	150,000	5.51%	8,269	150,000	June 2017	June 2017
Francis Scott Key Mall (2)(3)	62,625	5.26%	3,297	62,625	Mar 2018	Mar 2018
Viewmont Mall (2)(4)	48,000	5.50%	2,638	48,000	Mar 2018	Mar 2018
Lycoming Mall (5)	35,500	3.72%	3,001	30,907	Mar 2018	Mar 2018
Whitehall Mall	5,455	7.00%	574	4,145	Nov 2018	Nov 2018
New River Valley Mall (2)(6)	28,050	4.38%	1,229	28,050	Jan 2019	Jan 2019
Valley View Mall	30,967	5.95%	2,290	27,161	July 2020	July 2020
Lehigh Valley Mall	67,536	5.88%	4,972	58,519	July 2020	July 2020
Red Rose Commons	14,605	5.14%	978	12,379	July 2021	July 2021
The Court at Oxford Valley	29,751	5.56%	1,668	25,782	July 2021	July 2021
Capital City Mall	64,881	5.30%	4,379	54,715	Mar 2022	Mar 2022
Christiana Center (7)	49,559	4.64%	3,090	40,710	Aug 2022	Aug 2022
Cumberland Mall	51,338	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	300,000	3.90%	11,700	252,568	Sept 2022	Sept 2022
Dartmouth Mall	67,000	3.97%	3,825	53,300	Apr 2023	Apr 2023
Metroplex Shopping Center	42,826	5.00%	2,681	33,978	Oct 2023	Oct 2023
Beaver Valley Mall (8)	42,296	9.36%	3,972	44,689	Apr 2032	Apr 2032

Total Fixed Rate Mortgage Loans	1,924,386	5.29%	121,447	1,766,447

Variable Rate Mortgage Loans
801 Market Street	1,690	2.30%	36	—	July 2016	July 2018
Pavilion East Associates	3,703	3.00%	253	3,283	Aug 2017	Aug 2017

Total Variable Rate Mortgage Loans	5,393	2.78%	289	3,283

Total Mortgage Loans	$1,929,779	5.28%	$121,736	$1,769,730

CONSOLIDATED MORTGAGE LOANS	$1,728,873	5.27%	$108,292	$1,596,424
UNCONSOLIDATED MORTGAGE LOANS	200,906	5.38%	13,444	173,306
2010 CREDIT FACILITY - FIXED RATE (9)(10)	5,000	6.69%	335	5,000	Mar 2014	Mar 2015
2010 CREDIT FACILITY - VARIABLE RATE (10)	152,500	3.25%	4,956	152,500	Mar 2014	Mar 2015

Total	$2,087,279	5.14%	$127,027	$1,927,230

AMORTIZATION OF DEFERRED FINANCING FEES	—	0.27%	—	—

EFFECTIVE INTEREST RATE	$2,087,279	5.41%	$127,027	$1,927,230

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.

(2)	All or a portion of the mortgage loan has been effectively swapped to the fixed interest rate presented.

(3)	In February 2013, the amount of this mortgage loan was increased by $7.6 million and the due date was extended to March 2018.

(4)	In February 2013, the due date of this mortgage loan was extended to March 2018.

(5)	In February 2013, the amount of this mortgage loan was increased by $2.1 million and the due date was extended to March 2018.

(6)	Payments are of interest only until 2017, then principal and interest at a rate to be determined.

(7)	The mortgage loan for this property is classified in liabilities related to assets held for sale on the balance sheet.

(8)	This mortgage loan has passed its Anticipated Repayment Date. The final maturity date is April 2032.

(9)	The 2010 Credit Facility consists of the 2010 Term Loan, with a balance of $97,500 and the Revolving Facility, with a balance of $60,000 as of March 31, 2013.

(10)

As of March 31, 2013, for presentation purposes, we have designated interest rate swap agreements to effectively fix $5,000 of the underlying LIBOR associated with the 2010 Credit Facility until September 10, 2013 at a current interest rate of 3.69%, excluding the spread on the related debt.

Pennsylvania Real Estate Investment Trust

Selected Debt Ratios (1)

March 31, 2013

Consolidated Liabilities to Gross Asset Value	55.29%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%

Secured Indebtedness to Gross Asset Value	49.44%
Secured indebtedness to Gross Asset Value may not exceed 60%

Adjusted EBITDA to Fixed Charges	1.62
Adjusted EBITDA may not be less than 1.45 to 1.00

Unencumbered Adjusted NOI to Unsecured Interest Expense	3.39
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00

Unencumbered Debt Yield	32.72%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 12%

(1)

The 2013 Revolving Facility agreement dated as of April 17, 2013, contains affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2013 Revolving Facility. In addition to the ratios set forth herein, there are several other ratios under the 2013 Revolving Facility with which the Company must comply, all of which are described in the Company’s Current Report on Form 8-K dated April 18, 2013.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income excluding gains and losses on sales of operating properties (computed in accordance with GAAP), plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do. In 2011, NAREIT reiterated its established guidance that excluding impairment write downs of depreciable real estate is consistent with the NAREIT definition.

We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs. FFO is a commonly used measure of operating performance and profitability among REITs, and we use FFO and FFO per diluted share and OP Unit as supplemental non-GAAP measures to compare our performance for different periods to that of our industry peers.

FFO does not include gains and losses on sales of operating real estate assets which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.

We also present Funds From Operations, as adjusted, and Funds From Operations per diluted share and OP Unit, as adjusted, which are non-GAAP measures, for the three months ended March 31, 2013 and 2012 to show the effect of the provision for executive separation expense, gain on hedge ineffectiveness and accelerated amortization of deferred financing costs, which had a significant effect on our results of operations, but is not, in our opinion, indicative of our operating performance.

We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of its operating performance, such as provision for executive separation expense.

Net Operating Income (NOI)

NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus operating expenses (determined in accordance with GAAP), plus our share of revenue and operating expenses of our partnership investments, and includes real estate revenue and operating expenses from properties included in discontinued operations, if any. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.

NOI excludes interest and other income, general and administrative expenses, interest expense, depreciation and amortization, gains on sales of interests in real estate, gains on sales of non-operating real estate, gains on sales of discontinued operations, gain on extinguishment of debt, impairment losses, project costs and other expenses.

Funds Available for Distribution (FAD)

FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as Adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.

We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.